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                              Exhibit to Form N-1A

      Exhibit (11)(a) - Consent of Ernst & Young LLP, independent auditors
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our reports dated August 4, 1995, in the Registration Statement (Form N-1A) and related Prospectus of The Brinson Funds, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 16 to the Registration Statement under the Securities Act of 1933 (Registration No. 33-47287) and in this Amendment No. 17 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-6637).




                                           /s/ Ernst & Young LLP
                                           ERNST & YOUNG LLP


Chicago, Illinois
February 12, 1996